SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 13, 2004

(Date of earliest event reported)

GREAT LAKES REIT

(Exact name of Registrant as specified in its charter)

Maryland	1-14307	36-4238056
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

823 Commerce Drive Suite 300 Oak Brook, Illinois 60523
(Address of principal executive offices, including zip code)

(630) 368-2900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7	Exhibits

(a) Financial Statements of Businesses Acquired:

Not applicable.

(b) Pro Forma Financial Information:

Not applicable.

(c) The following exhibit is furnished as a part of this current report on Form 8-K:

Exhibit Number	Description

99.1	Great Lakes REIT news release, dated February 13, 2004.

Item 12	Results of Operations and Financial Condition

On February 13, 2004, Great Lakes REIT issued a news release announcing its financial results for the three months and year ended December 31, 2003.  A copy of the news release is furnished as a part of this current report on Form 8-K as Exhibit 99.1 and is incorporated herein in its entirety by reference.  The information contained in this current report on Form 8-K is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and Section 11 of the Securities Act of 1933 or otherwise subject to the liabilities of those sections.  Furnishing this current report on Form 8-K does not constitute an admission Great Lakes REIT as to the materiality of any information contained in this current report that is required to be disclosed solely by Item 12.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GREAT LAKES REIT

	By:	/s/ James Hicks
Name: James Hicks
Title: Chief Financial Officer and Treasurer

Dated: February 13, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.1	Great Lakes REIT, news release dated February 13, 2004.